SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                        PROFESSIONALLY MANAGED PORTFOLIOS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                        Professionally Managed Portfolios
                    Pro-Conscience Women's Equity Mutual Fund
                                625 Market Street
                                   16th Floor
                             San Francisco, CA 94105

                            Notice of Special Meeting
                          To Be Held February 18, 2000

     To the shareholders of Pro-Conscience Women's Equity Mutual Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), for a Special Meeting of the Fund to be held on February 18, 2000:

     Notice is hereby given that a Special Meeting (the "Meeting") of shareholders of the Fund, will be held on February 18, 2000, at _____ a.m., Pacific Standard Time, at the offices of the Fund, 625 Market Street, 16th Floor, San Francisco, CA 94105. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1. To approve a new investment sub-advisory agreement by and among the Trust, Pro-Conscience Funds, Inc. (the "Advisor") and United States Trust Company of Boston (the "Sub-Advisor") pursuant to which the Sub-Advisor will continue to act as sub-advisor with respect to the assets of the Fund, to become effective upon the completion of the acquisition of the Sub-Advisor by Citizens Financial Group.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on January 7, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you attend the Meeting, you may change your vote at that time.


                                        By Order of the Board of Trustees

                                        Robin Berger, Secretary

San Francisco, California
January __, 2000

                        Professionally Managed Portfolios
                    Pro-Conscience Women's Equity Mutual Fund
                                625 Market Street
                                   16th Floor
                             San Francisco, CA 94105


                                 PROXY STATEMENT


     To the shareholders of the Pro-Conscience Women's Equity Mutual Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), an open-end management investment company, for a Special Meeting of shareholders of the Fund to be held on February 18, 2000.

     This Proxy Statement is furnished by the Trust to the shareholders of the Fund on behalf of the Trust's Board of Trustees in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on February 18, 2000 at _____ a.m., Pacific Standard Time, at the offices of the Fund, 625 Market Street, 16th Floor, San Francisco, CA 94105 for the purposes set forth below and in the accompanying Notice of Special Meeting. The approximate mailing date of this Proxy Statement is January __, 2000. At the Meeting, the shareholders of the Fund will be asked:

1. To approve a new investment sub-advisory agreement by and among the Trust, Pro-Conscience Funds, Inc. (the "Advisor") and United States Trust Company of Boston, ("the Sub-Advisor") pursuant to which the Sub-Advisor will continue to act as Sub-Advisor with respect to the assets of the Fund, to become effective upon the completion of the acquisition of the Sub-Advisor by Citizens Financial Group.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Any voting instructions given to the Fund may be revoked at any time before the Meeting by notifying the Secretary of the Trust.

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Sub-Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by the Sub-Advisor and not by the Fund or the Trust.

     If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods not more than 120 days in the aggregate to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of Proposal No. 1 (or abstained) and vote against adjournment all proxies that voted against Proposal No. 1.

     Shareholders of the Fund at the close of business on January 7, 2000 will be entitled to be present and vote at the Meeting. As of that date, there were ___,___ shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $________________.

     To the knowledge of the Trust's management, before the close of business on January 7, 2000, the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of the Fund.

     To the knowledge of the Trust's management, before the close of business on January 7, 2000, persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

Name and Address                                             Percent of the Fund
----------------                                             -------------------






     The Fund's current investment advisor is Pro-Conscience Funds, Inc., 625 Market Street, 16th Floor, San Francisco, CA 94105. The Fund's current sub-advisor is United States Trust Company of Boston, 40 Court Street, Boston, MA 02108. The Fund's distributor is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. The Fund's transfer and dividend disbursing agent is American Data Services, Inc, P.O. Box 5536, Hauppauge, NY 11788-0132.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR Proposal No. 1 and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented to the Meeting.

PROPOSAL NO. 1:

APPROVAL OF SUB-ADVISORY AGREEMENT BY AND AMONG THE TRUST, THE ADVISOR AND THE SUB-ADVISOR

BACKGROUND

     GENERAL. The Sub-Advisor has acted as such with respect to the assets of the Fund since August 4, 1995. The Sub-Advisor has agreed to be acquired by Citizens Financial Group, a [describe Citizens] (the "Proposed Acquisition"). Shareholders of the Sub-Advisor approved the Proposed Acquisition in September 1999, and it is expected to be completed before January 31, 2000.

     The Meeting has been called for the purpose of considering a new sub-advisory agreement for the Fund as a result of the Proposed Acquisition. The Proposed Acquisition represents an ownership change of the Sub-Advisor and, as such, has the effect of terminating the existing Sub-Advisory Agreement with respect to the Fund. Accordingly, shareholders of the Fund are being asked to approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") with respect to the Fund. The New Sub-Advisory Agreement embodies substantially the same terms and fees with the Sub-Advisor, differing only in the effective and termination dates and minor updating changes. At a Meeting of the Trust's Board of Trustees held on ___________, the Trustees approved the submission of the New Sub-Advisory Agreement to shareholders for shareholder approval.

EXISTING SUB-ADVISORY AGREEMENT

     The Sub-Advisor currently serves as the sub-advisor for the Fund under a Sub-Advisory Agreement (the "Existing Sub-Advisory Agreement") dated August 4, 1995. The Existing Sub-Advisory Agreement provides for its automatic termination in the event of a legal assignment. A change in ownership of the Sub-Advisor would, therefore, terminate the Existing Sub-Advisory Agreement. The Board of Trustees of the Trust, including a majority of the "non-interested" Trustees, most recently approved continuation of the Existing Sub-Advisory Agreement for an additional one-year period on August 18, 1999. Under the Existing Sub-Advisory Agreement, the Sub-Advisor is entitled to receive from the Advisor an annual fee of 0.25% of the Fund's average net assets.

NEW SUB-ADVISORY AGREEMENT

     Except for different effective and termination dates and minor updating changes, the terms of the New Sub-Advisory Agreement are identical in all respects to the terms of the Existing Sub-Advisory Agreement. A form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A and the description set forth in this Proxy Statement of the New Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

     Under the New Sub-Advisory Agreement, the Sub-Advisor will continue to provide investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when such purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and any rules or regulations thereunder; any other applicable provisions of law; the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; any policies and determinations of the Board of Trustees; and the fundamental policies of the Trust relating to the Fund, as reflected in the Trust's Registration Statement under the Investment Company Act (including by reference, the Fund's Statement of Additional Information) as such Registration Statement is amended from time to time.

     As compensation for its services to the Fund under the New Sub-Advisory Agreement, the Sub-Advisor will be entitled to receive from the Advisor fees calculated at the same rate as those charged under the Existing Sub-Advisory Agreement described above.

     The New Sub-Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Trust's Board of Trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, and (3) in either event by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of the Trust or of any such party (the "Disinterested Trustees").

     The New Sub-Advisory Agreement generally provides that it may be terminated by the Trust, the Advisor, or Sub-Advisor at any time, without penalty, by giving the other parties 60 days' written notice.

     The Sub-Advisor will continue to provide, at its expense, office space, facilities and equipment for carrying out its duties under the New Sub-Advisory Agreement. All other expenses incurred in the operation of the Fund are borne by the Fund. Fund expenses include legal and auditing fees, fees and expenses of the Advisor, its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

     The New Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security whether the purchase, sale or retention has been based on its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if the purchase, sale or retention has been made and the other individual, firm or corporation has been selected in good faith. The New Sub-Advisory Agreement, however, provides that nothing contained in the New Sub-Advisory Agreement shall be construed to protect the Sub-Advisor against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under the New Sub-Advisory Agreement. Additionally, the New Sub-Advisory Agreement provides that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the New Sub-Advisory Agreement shall in any way constitute a waiver or limitation of any rights which the Fund's shareholders may have under any federal securities laws. The New Sub-Advisory Agreement provides that the Sub-Advisor shall follow the principles set forth in any investment advisory agreement in effect between the Trust and the Advisor in connection with its duties to invest the Fund's assets. The New Sub-Advisory Agreement provides that the Trust may indemnify the Sub-Advisor to the full extent permitted by the Trust's Declaration of Trust and applicable law.

LEGAL REQUIREMENTS UNDER THE INVESTMENT COMPANY ACT

         Section 15(f) of the Investment Company Act provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied. The same conditions apply to investment sub-advisors that operate under investment advisory contracts with investment companies. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment sub-advisor (or predecessor or successor sub-advisor), or any interested person of any such sub-advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment sub-advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in the Proposed Acquisition. The Sub-Advisor has agreed to use its best efforts to ensure that the Proposed Acquisition will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the Investment Company Act, on the Fund.

     The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment sub-advisor or predecessor investment sub-advisor within the meaning of the Investment Company Act ("Disinterested Trustees"). Currently, the Board of Trustees of the Trust meets this 75% requirement.

     The Sub-Advisor has represented that the Proposed Acquisition will culminate in January, 2000. In addition, the Board of Trustees of the Trust approved the New Sub-Advisory Agreement, which occurred by unanimous written consent on January __, 2000. The approval will be affirmed in person at the next regular meeting of the Board of Trustees of the Trust on February 17, 2000.

     If the Proposed Acquisition is not ultimately consummated, the Existing Sub-Advisory Agreement will continue and remain in effect. However, if the Proposed Acquisition is consummated and the Board of Trustees of the Trust approves the New Sub-Advisory Agreement, but the New Sub-Advisory Agreement is not approved by the Fund's shareholders, the Trustees will promptly seek to enter into a new sub-advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

     For the fiscal year ended March 31, 1999 and the six-month period ended September 30, 1999, the Sub-Advisor was paid $_________ and $______, respectively, in sub-advisory fees by the Advisor under the Existing Sub-Advisory Agreement.

INFORMATION REGARDING THE SUB-ADVISOR

     The Sub-Advisor, United States Trust Company of Boston, is a Massachusetts-chartered banking and trust company and wholly-owned subsidiary of UST Corporation, a Massachusetts bank holding company. The Sub-Advisor's address is 40 Court Street, Boston, MA 02108.

     The Sub-Advisor serves as investment advisor to other investment companies ("mutual funds") having a similar objective to the Fund. These investment companies are shown below.

                                             Net Assets of Other Fund    Annual
Other Fund                                         (in millions)        Fee Rate
----------                                         -------------        --------





     The Sub-Advisor's principal executive officers and directors are shown below. The address of each, as it relates to his duties at the Sub-Advisor, is the same as that of the Sub-Advisor.

Name and Position with
the Sub-Advisor                             Principal Occupation
---------------                             --------------------





     Upon consummation of the Proposed Acquisition, the Sub-Advisor will be a wholly-owned subsidiary of Citizens Financial Group, [address], a publicly traded diversified financial services group. Citizens Financial Group, a _____________, is a wholly-owned subsidiary of Royal Bank of Scotland [address].

TRUSTEES' CONSIDERATION

     The New Sub-Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, by unanimous written consent on January __, 2000 and is expected to be affirmed in person by the Board of Trustees of the Trust, including the Disinterested Trustees, at the next regularly scheduled Board meeting on February 17, 2000. The Board of Trustees of the Trust, by unanimous written consent on January __, 2000, adopted a resolution recommending that the New Sub-Advisory Agreement be submitted to the shareholders of the Fund for approval in advance of the Board of Trustee's formal in person review. If the Board of Trustees does not approve the New Sub-Advisory Agreement, the shareholders of the Fund will be notified and the Meeting will be adjourned.

     The Board of Trustees of the Trust will be presented with information demonstrating that the terms of the New Sub-Advisory Agreement are fair to, and in the best interest of, the Trust, the Fund and the shareholders of the Fund. In considering the New Sub-Advisory Agreement, the Trustees will have before them information that will allow them to evaluate the experience of the Sub-Advisor's key personnel in portfolio management, the quality of services the Sub-Advisor is expected to provide to the Fund, and the compensation proposed to be paid to the Sub-Advisor. The Trustees will be asked to give equal consideration to all factors deemed to be relevant to the Fund, including, but not limited to the following: (1) the quality of services provided to the Fund since the Fund's commencement of operations; (2) the positive relationship of the Sub-Advisor with the Trust and the Advisor; (3) the performance of the Fund since commencement of operations; (4) the research-intensive nature and quality of the services expected to be rendered to the Fund by the Sub-Advisor; (5) the compensation payable to the Sub-Advisor by the Advisor under the proposed New Sub-Advisory Agreement, which will be at the same rate as the compensation now payable by the Advisor to the Sub-Advisor under the Existing Sub-Advisory Agreement; (6) the terms of the Existing Sub-Advisory Agreement, which will be unchanged under the New Sub-Advisory Agreement except for different effective and termination dates and minor updating changes; (7) the favorable history, reputation, qualification and background of the Sub-Advisor, as well as the qualifications of their personnel and financial condition, with particular reference to the Sub-Advisor's expertise in socially responsible investing, given the Fund's investment policies; (8) the Sub-Advisor's favorable overall investment performance record; and (9) other factors deemed relevant.

     The Sub-Advisor has advised the Advisor and the Board of Trustees that it expects that there will be no diminution in the scope and quality of sub-advisory services provided to the Fund as a result of the Proposed Acquisition.

     Along with the approval of the Board of Trustees of the Trust, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the New Sub-Advisory Agreement with respect to the Fund to become effective. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the outstanding shares. Abstentions will count as votes present at the Meeting for quorum purposes. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. Abstentions do not constitute votes "for" a proposal and are treated as votes "against" a proposal. Broker non-votes (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) do not constitute votes "for" or "against" a proposal and are disregarded in determining the "votes cast" when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote present in person or by proxy at the Meeting. Broker non-votes do not constitute votes
"for" and are treated as votes "against" when the voting requirement for a proposal is based on achieving a percentage of the outstanding shares entitled to vote. 40% of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Broker non-votes will count as votes present at the Meeting for quorum purposes.

ADDITIONAL INFORMATION ON THE TRUST AND THE SUB-ADVISOR

     The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Sub-Advisor, if any:

                                                                   Position With
Name                                Position with Trust             Sub-Advisor
----                                -------------------             -----------
Steven J. Paggioli*                 President and Trustee               None
Dorothy A. Berry                    Chairman and Trustee                None
Wallace L. Cook                     Trustee                             None
Carl A. Froebel                     Trustee                             None
Rowley W.P. Redington               Trustee                             None
Robert H. Wadsworth                 Vice President                      None
Robert M. Slotky                    Treasurer                           None
Robin Berger                        Secretary                           None

----------
* Steven J. Paggioli is an interested Trustee with respect to the Trust only. With the exception of transactions which are not related to the business or operation of the Trust and to which the Trust is not a party, since March 31, 1999 no Trustee of the Trust has had any direct or indirect interest in any transaction with the Sub-Advisor or any parent or subsidiary of the Sub-Advisor. In addition, no Trustee has had such an interest in any proposed transaction with any of the above entities.

GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

REPORTS TO SHAREHOLDERS

     The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund, and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests for such reports should be directed to Pro-Conscience Women's Equity Mutual Fund, 625 Market Street, 16th Floor, San Francisco, CA 94105, 1-888-552-9363.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Robin Berger, Secretary

San Francisco, California
January _, 2000

EXHIBIT  LIST

Exhibit A
Form of New Sub-Advisory Agreement.

                        PROFESSIONALLY MANAGED PORTFOLIOS
                             SUB-ADVISORY AGREEMENT

     AGREEMENT made this 18th day of February, 2000, by and among PROFESSIONALLY MANAGED PORTFOLIOS (the "Trust"), a Massachusetts business trust, PRO-CONSCIENCE FUNDS, INC. (the "Advisor"), a California corporation, and UNITED STATES TRUST COMPANY OF BOSTON (the Sub-Advisor), a Massachusetts corporation.

     WHEREAS, the Advisor serves as Investment Advisor to the Pro-Conscience Women's Equity Mutual Fund (the "Fund") of the Trust under an Investment Advisory Agreement dated August 16, 1993;

     WHEREAS, in connection with the Investment Advisory Agreement, the parties wish to retain the Sub-Advisor to perform the services enumerated herein;

     THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

1. IN GENERAL

     The Sub-Advisor agrees, as more fully set forth herein, to act as Sub-Advisor to the Trust with respect to the investment and reinvestment of the assets of the Fund and to supervise and arrange the purchase and sale of securities and other assets held in the portfolio of the Fund.

2. DUTIES AND OBLIGATIONS OF THE SUB-ADVISOR WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND

     (a) Subject to the succeeding provisions of this section and subject to the oversight and review of the Advisor and the direction and control of the Board of Trustees of the Trust, the Sub-Advisor, as agent and attorney-in-fact with respect to the Trust, is authorized, in its discretion and without prior consultation with the Trust to:

     (i) Buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds and any other securities or assets;

     (ii) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Advisor may select; and

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     (iii)  Provide  the  Advisor  and the  Trustees  with such  reports  as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Advisor`s responsibilities under the Investment Advisory Agreement with the Trust and those of First Fund Distributors, Inc.(the "Distributor") under the Distribution Agreement with the Trust.

Written procedures with respect to (i), (ii) and (iii) above may be set forth as agreed to among the Trust, the Advisor, Sub-Advisor and Distributor.

     (b) Any investment  purchases or sales made by the  Sub-Advisor  under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940, as amended (the "Act") and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time;
(4) any policies and  determinations  of the Board of Trustees of the Trust; and
(5) the fundamental policies of the Trust, as reflected in its registration statement under the Act, as such registration statement is amended from time to time (including the Trust's Statement of Additional Information) or as amended by the shareholders of the Trust; provided that copies of the items referred to in clauses (3), (4) and (5) shall have been furnished to the Sub-Advisor.

     (c) The Sub-Advisor shall give the Trust the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties ("disabling conduct") hereunder on the part of the Sub-Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Advisor) the Sub-Advisor shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Trust shall indemnify the Sub-Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Advisor) against any liability arising from the Sub-Advisor`s conduct under this Agreement to the extent permitted by the Declaration of Trust and applicable law.

     (d) Nothing in this Agreement shall prevent the Sub-Advisor or any affiliated person (as defined in the Act) of the Sub-Advisor from acting as investment advisor or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Advisor for

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inclusion  therein.  The  Sub-Advisor  shall  be  deemed  to be  an  independent contractor and, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     (e) In connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities and other assets, the Sub-Advisor shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Trust and the Advisor, provided that a copy of any such agreement shall have been provided to the Sub-Advisor. The Sub-Advisor will promptly communicate to the Advisor and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

     (f) Nothing in this Agreement shall require the Sub-Advisor to act in a manner which violates applicable banking laws or regulations, and the Sub-Advisor shall not be liable for any loss or damages sustained by its failure to take such actions.

3. ALLOCATION OF EXPENSES

     The Sub-Advisor agrees that it will furnish the Trust, at the Sub-Advisor's expense, with all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Sub-Advisor will also pay all compensation of those of the Trust`s officers and employees, if any, and of those Trustees, if any, who in each case are affiliated persons of the Sub-Advisor.

4. CERTAIN RECORDS

     Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Act which are prepared or maintained by the Sub-Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or Advisor on request.

5. REFERENCE TO THE SUB-ADVISOR

     Neither the Trust, the Advisor nor any affiliate or agent thereof shall make reference to or use the name of the Sub-Advisor or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Advisor, which approval shall not be unreasonably withheld.

6. COMPENSATION OF THE SUB-ADVISOR

     The Advisor agrees to pay the Sub-Advisor and the Sub-Advisor agrees to accept as full compensation for all services rendered by the Sub-Advisor as such, a sub-advisory fee, payable monthly and computed on the value of the net assets of the Fund as of the close of business each business day at the annual rate of 0.25 of 1% of such net assets.

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7. DURATION AND TERMINATION

     (a) This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until February 18, 2002 and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust`s Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Trust, or with respect to any Fund by the vote of a majority of the outstanding shares of such Fund.

     (b) This Agreement may be terminated by the Sub-Advisor at any time without penalty upon giving the Trust and the Advisor sixty (60) days' written notice (which notice may be waived by the Trust and the Advisor) and may be terminated by the Trust or the Advisor at any time without penalty upon giving the Sub-Advisor sixty (60) days' written notice (which notice may be waived by the Sub-Advisor), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all of its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust, or with respect to the Fund by the vote of a majority of the outstanding shares of the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act). This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

8. AGREEMENT BINDING ONLY ON TRUST PROPERTY

     The Sub-Advisor understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust`s property; the Sub-Advisor represents that it has notice of the provisions of the Trust`s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

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     IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.


                                        PROFESSIONALLY MANAGED PORTFOLIOS


                                        By
                                           -------------------------------------

ATTEST:

----------------------


                                        PRO-CONSCIENCE FUNDS, INC.


                                        By
                                           -------------------------------------

ATTEST:

----------------------


                                        UNITED STATES TRUST COMPANY OF BOSTON


                                        By
                                           -------------------------------------

ATTEST:

----------------------

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                                      PROXY

                    PRO-CONSCIENCE WOMEN'S EQUITY MUTUAL FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                February 18, 2000

SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF
PROFESSIONALLY MANAGED PORTFOLIOS

The undersigned hereby appoints Linda Pei, Jane Drake and Robert M. Slotky, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of Pro-Conscience Women's Equity Mutual Fund (the "Fund"), a series of Professionally Managed Portfolios (the "Trust"), to be held on February 18, 2000 at the offices of the Fund, 625 Market Street, 16th Floor, San Francisco, CA 94015, or at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 7, 2000. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

A SIGNED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED BELOW UNLESS YOU HAVE SPECIFIED OTHERWISE. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOU MAY VOTE ONLY IF YOU HELD SHARES IN THE FUND AT THE CLOSE OF BUSINESS ON JANUARY 7, 2000. YOUR SIGNATURE AUTHORIZES THE PROXIES TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATION ALL MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

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1.  Approval  of  a  new   sub-advisory   agreement  by  and  among  the  Trust,
Pro-Conscience  Funds,  Inc.  and United  States  Trust  Company of Boston  (the
"Sub-Advisor") pursuant to which the Sub-Advisor will continue to act as sub-advisor with respect to the assets of the Fund, to become effective upon the completion of the acquisition of the Sub-Advisor by Citizens Financial Group.

FOR [ ]   AGAINST [ ]   ABSTAIN [ ]


Dated: ______________, 2000

                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Title (if applicable)


                                        ----------------------------------------
                                        Signature (if held jointly)


                                        ----------------------------------------
                                        Title (if applicable)


Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder should sign.

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